ADVISORONE FUNDS

Milestone Treasury Obligations Fund

Financial Class Shares

Investor Class Shares MTOXX

Institutional Class Shares MTIXX

Premium Class Shares

Supplement dated May 22, 2014

to the Prospectus  dated April 1, 2014

This Supplement updates and supersedes any contrary information contained in the Prospectus dated April 1, 2014 of the AdvisorOne Funds.

The section titled “Fund Summary,” subsection “Portfolio Managers” on page 3 of each prospectus has been replaced in its entirety with the following:

Portfolio Managers: CLS utilizes a team approach for management of the Fund. Marc Pfeffer, Senior Portfolio Manager of CLS and Rusty Vanneman, CFA, Chief Investment Officer of CLS, each serve as portfolio managers for the Fund. Mr. Pfeffer has been portfolio manager of the Fund since its inception in January 2012. Mr. Vanneman has been portfolio manager of the Fund since May 2014.

The section titled “Investment Adviser Portfolio Managers” on page 5 of each prospectus has been replaced in its entirety with the following:

Marc Pfeffer joined the adviser as a Senior Portfolio Manager in August 2011. Previously, Mr. Pfeffer served as Chief Investment Officer of Milestone Capital Management, LLC ("Milestone") since 2004. Mr. Pfeffer has over 23 years of money market fund investment experience and in addition to serving as Chief Investment Officer, was also head of the portfolio management and the research team at the predecessor Fund's adviser. Before joining Milestone, Mr. Pfeffer was with Bear, Stearns & Co. Inc. and Goldman Sachs Asset Management ("GSAM"). At GSAM Mr. Pfeffer was responsible for managing six institutional money market portfolios which grew to over $3 billion in total assets as of November 1994. Mr. Pfeffer's portfolio management experience and expertise encompass all aspects of institutional money market fund management, including: portfolio composition and structure; liquidity credit analysis and risk management; compliance review and monitoring; fund administration, accounting, operations and controls. Mr. Pfeffer holds a BS in Finance from the State University of New York at Buffalo, and an MBA from Fordham University.

Mr. Vanneman has been the Chief Investment Officer and a portfolio manager of CLS since September 2012.  Previously, Mr. Vanneman was Chief Investment Officer and Portfolio Manager at Kobren Insight Management (KIM).  Mr. Vanneman’s 11-year tenure at KIM included a five-year span during which KIM was owned by E*TRADE.  At KIM, Mr. Vanneman also held positions as Managing Director, Director of Research, and Portfolio Manager for the former Kobren Insight mutual funds and the hedge fund Alumni Partners.  At E*TRADE, he was the Senior Market Strategist and also served on the E*TRADE Capital Management, LLC Investment Policy Committee.  Prior to joining KIM, Mr. Vanneman was a Senior Analyst at Fidelity Management and Research Company’s Strategic Advisors.  Prior to that, he was a Managing Analyst for Thomson Financial’s Thomson Global Markets.

This Supplement, and the existing Prospectus dated April 1, 2014, provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the U.S. Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-811-0225.

Supplement dated May 22, 2014